UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive additional materials
[_]  Soliciting material pursuant to ss.240.14a-12

                          Touchstone Funds Group Trust
                           --------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_] Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement no.:

     (3) Filing Party:

     (4) Date Filed:

                          TOUCHSTONE FUNDS GROUP TRUST
                            303 Broadway, Suite 1100
                              Cincinnati, OH 45202


Dear Valued Shareholder:

The proxy statement that accompanies this letter describes a proposal to approve a new sub-advisory agreement for the Ultra Short Duration Fixed Income Fund. The Board of Trustees has approved this proposal and recommends that you vote FOR the proposal.

Please read the proxy carefully. It explains the current sub-advisory agreement and the reasons for the proposed new sub-advisory agreement.

Your vote is important regardless of how many shares you own. Please cast your vote promptly using the enclosed card and postage-paid envelope, by phone using the toll-free number, or via the Internet.

We appreciate your business and the trust you have placed in us. We look forward to serving you for many years to come.

Sincerely,

/s/ Jill T. McGruder

Jill T. McGruder
President
Touchstone Funds Group Trust

                          TOUCHSTONE FUNDS GROUP TRUST
                            303 Broadway, Suite 1100
                              Cincinnati, OH 45202


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 20, 2009

Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of Touchstone Funds Group Trust (the "Trust") with respect to the Ultra Short Duration Fixed Income Fund (the "Fund") will be held at the offices of the Trust, 303 Broadway Suite 1100, Cincinnati, OH 45202, at 10:00 a.m. Eastern Time, on February 20, 2009 for the purpose of approving a new sub-advisory agreement between the Fund's investment advisor, Touchstone Advisors, Inc. (the "Advisor") and Fort Washington Investment Advisors, Inc. ("FWIA").

Shareholders of record as of the close of business on December 1, 2008 are entitled to notice of, and to vote at the Special Meeting, or any adjournment of this meeting.

By Order of the Board of Trustees,

/s/ Jay S. Fitton

Jay S. Fitton
Secretary

December 5, 2008


SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE OR VOTE THROUGH THE INTERNET. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE OR, WITH RESPECT TO TELEPHONE OR INTERNET VOTING, ON THE PROXY CARD. IT IS IMPORTANT THAT YOU VOTE PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

      3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

      REGISTRATION                                VALID SIGNATURE

      CORPORATE ACCOUNTS

      (1)   ABC Corp. . . . . . . . . . . . . . . ABC Corp.

      (2)   ABC Corp. . . . . . . . . . . . . . . John Doe, Treasurer

      (3)   ABC Corp.
            c/o John Doe, Treasurer . . . . . . . John Doe

      (4)   ABC Corp. Profit Sharing Plan . . . . John Doe, Trustee

      TRUST ACCOUNTS

      (1)   ABC Trust . . . . . . . . . . . . . . Jane B. Doe, Trustee

      (2)   Jane B. Doe, Trustee
            u/t/d 12/28/78 . . . . . . . . . . . .Jane B. Doe

      CUSTODIAL OR ESTATE ACCOUNTS

      (1)   John B. Smith, Cust.
            f/b/o John B. Smith, Jr. UGMA . . . . John B. Smith

      (2)   Estate of John B. Smith . . . . . . . John B. Smith, Jr., Executor

                TOUCHSTONE ULTRA SHORT DURATION FIXED INCOME FUND
                                     OF THE
                          TOUCHSTONE FUNDS GROUP TRUST

                            303 Broadway, Suite 1100
                             Cincinnati, Ohio 45202
                                 (800) 543-0407

                         SPECIAL MEETING OF SHAREHOLDERS
                         To be held on February 20, 2009

                                 PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Touchstone Funds Group Trust (the "Trust") from the shareholders of the Touchstone Ultra Short Duration Fixed Income Fund (the "Fund"), a series of the Trust, for use at the special meeting of shareholders to be held at 10:00 a.m. on February 20, 2009 (the "Meeting") and any adjournment(s) thereof. The Meeting will be held at the offices of the Trust, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202 for the purposes of approving a new sub-advisory agreement between the Fund's investment advisor, Touchstone Advisors, Inc. (the "Advisor") and Fort Washington Investment Advisors, Inc. ("FWIA").

This Proxy Statement is furnished to the shareholders of the Fund. This Proxy Statement, the Notice of Special Meeting and the proxy cards are being mailed to shareholders on or about December 5, 2008 or as soon as practicable thereafter. Shareholders of record of the Fund at the close of business on December 1, 2008 (the "Record Date") will be entitled to one vote per share for each full share of the Fund, with proportionate voting for fractional shares.

It is expected that the solicitation of proxies will be made primarily by mail. Supplemental solicitations may be made by mail, telephone, facsimile, internet or personal contact by representatives of the Trust. All costs associated with the preparation, filing and distribution of this Proxy Statement, the solicitation and the Meeting will be borne by the Advisor.

Any shareholder submitting a proxy has the power to revoke it by attending and voting in person at the Meeting, by mailing a notice of revocation to the Secretary of the Trust at the principal office of the Trust, or by executing a superseding proxy by telephone or through the internet to the Trust. All properly executed proxies received before the Meeting will be voted as specified in the Proxy.

A COPY OF THE TRUST'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2008 IS AVAILABLE FREE OF CHARGE, BY DOWNLOADING IT FROM THE TOUCHSTONE FUNDS' WEBSITE WWW.TOUCHSTONEINVESTMENTS.COM, BY CALLING 800-543-0407 OR BY WRITING TO TOUCHSTONE FUNDS GROUP TRUST, TOUCHSTONE ULTRA SHORT DURATION FIXED INCOME FUND, 303 BROADWAY, SUITE 1100, CINCINNATI, OHIO 45202.

                     RECOMMENDATION OF THE BOARD OF TRUSTEES

On November 13, 2008, at a regular meeting, the Board of Trustees, including a majority of the Trustees who are not "interested persons" pursuant to Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act") (the "Disinterested Trustees"), considered certain information with respect to a proposal to change the sub-advisor of the Fund.

As a result, the Board of Trustees of the Trust recommends that shareholders of the Fund vote FOR the approval of FWIA as the sub-advisor to the Fund.

                                    PROPOSAL

THE NEW AGREEMENT

On September 30, 2008, the Board held a special meeting by telephone to consider management's proposal for various options for the Fund's investment management. At that meeting, the Advisor recommended that the Board terminate Chartwell Investment Partners ("Chartwell") as the sub-adviser to the Fund based on the manner in which Chartwell implemented the Fund's investment strategy. The Board determined that it was in the best interests of shareholders to immediately terminate the existing sub-advisory agreement (the "Old Agreement") with Chartwell, select an interim sub-advisor and approve an interim sub-advisory agreement. After considering information provided by the Advisor, the Board determined that it would be most efficient to transition the day to day management of the Fund to FWIA. As a result, the Board approved FWIA to act as interim sub-advisor and approved an interim sub-advisory agreement between the Advisor and FWIA for the Fund (the "Interim Agreement"). On November 13, 2008, the Board approved, subject to shareholder approval, a new sub-advisory agreement (the "New Agreement") with FWIA for the Fund.

FWIA's fee rate for its services to the Fund under the New Agreement is the same as the fee rate paid under the Interim Agreement and the same as Chartwell's fee rate under the Old Agreement (the Advisor is responsible for the payment of fees to FWIA for services it performs for the Fund). There are no material differences between the New Agreement and the Old Agreement.

The New Agreement must be voted upon by the shareholders of the Fund. The New Agreement is expected to take effect on February 27, 2009, following shareholder approval.

THE INTERIM ADVISORY AGREEMENT

During the period between the termination of the Old Agreement and the approval of the New Agreement by shareholders (the "Interim Period"), FWIA has provided investment sub-advisory services to the Fund pursuant to an interim agreement between the Advisor and FWIA that was approved by the Board at a special meeting it held on September 30, 2008 (the "Interim Agreement"). The Interim Agreement is identical in all respects (including fees to be paid to FWIA) to the New Agreement, except for the time period covered by the agreement. The Interim Agreement provides for a termination date no greater that 150 days from the date of the termination of the Old Agreements, or upon approval of a new sub-advisory agreement by shareholders, whichever is shorter.

SUMMARY OF THE NEW AGREEMENT

The form of the New Agreement is attached as Appendix A to this Proxy Statement. A description of the proposed New Agreement is set forth below and is qualified in its entirety by reference to Appendix A.

GENERAL. FWIA will manage the investment and reinvestment of the Fund Assets, subject to and in accordance with the investment objectives, policies and restrictions of the Fund and in conformity with the Fund's currently effective Registration Statement. FWIA will make all determinations with respect to the investment of the Fund Assets and the purchase and sale of portfolio securities. FWIA also will determine the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities will be exercised. FWIA will provide periodic reports to the Board. FWIA will place orders for portfolio transactions on behalf of the Fund in accordance with Trust policies and shall be responsible for obtaining best execution.

COMPENSATION. For services rendered, the Advisor will pay FWIA a sub-advisory fee, which is accrued daily and payable monthly at the annual rate of 0.125% of the Fund's average daily net assets.

LIABILITY. FWIA shall indemnify and hold harmless the Trust and all affiliated persons thereof against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) FWIA being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' Registration Statement or any written guidelines or instruction provided in writing by the Board, or (b) the FWIA's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

LIMIT ON TRUST LIABILITY. FWIA agrees that (i) the Trust's obligations to FWIA under the New Agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the Fund Assets and (ii) FWIA shall not seek satisfaction of any such obligation from the holders of shares of the Fund, other than the Advisor, nor from any Trustee, officer, employee or agent of the Trust.

TERM. The New Agreement is expected to remain in effect through February 27, 2011, and, unless earlier terminated, will continue from year to year thereafter, provided that each such continuance is approved annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Independent Trustees.

AMENDMENT. The New Agreement may be amended at any time by the parties to the New Agreement, subject to approval by the Board and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.

TERMINATION. Under the terms of the New Agreement, the New Agreement may be terminated at any time, without payment of any penalty, (i) by the Advisor upon not more than sixty (60) days' nor less than thirty (30) days' written notice;
(ii) by the Sub-Advisor upon not less than sixty (60) days' written notice; or
(iii) by the Trust upon either (y) the majority vote of its Board or (z) the affirmative vote of a majority of the outstanding voting securities of the Fund. The New Agreement will terminate automatically in the event of its "assignment" as such term is defined under the 1940 Act.

INFORMATION ABOUT FWIA

FWIA is organized as a corporation under the laws of the State of Ohio. The main offices of FWIA are located at 303 Broadway, Suite 1200, Cincinnati, Ohio 45202. FWIA was founded in May 1990 and is the money management and primary investment arm of Western & Southern Financial Group with more than $26.8 billion in assets under management as of September 30, 2008. FWIA is a registered investment advisor with expertise in fixed income, public equity and private equity. Clients include institutions and high-net-worth individuals throughout the country.

FWIA is an affiliate of the Advisor. Therefore, the Advisor may have a conflict of interest when making decisions to keep FWIA as the Fund's Sub-Advisor. The Board reviews the Advisor's decisions with respect to the retention of FWIA, to reduce the possibility of a conflict of interest situation.

FWIA's ultra short duration strategy seeks to outperform cash alternatives such as money market funds while assuming a small degree of additional price volatility. The strategy tends to emphasize yield rather than price appreciation and de-emphasizes active trading with most securities being held to maturity. The ultra short duration strategy employs a team of dedicated sector specialists, believing the complexities of structure, credit, relative value and econometric modeling demand a detailed knowledge of each facet of the investment process. The strategy focuses primarily on mortgage-backed and asset-backed securities which tend to have more complex and uncertain cash flows, thus offering the potential for more inefficient markets. Capitalizing on these inefficiencies and focusing on the yield component of return is designed to produce an attractive risk/return profile.

FWIA's ultra short strategy is managed by a team including Scott D. Weston and Brent A. Miller, CFA. Mr. Weston has been a Vice President and Senior Portfolio Manager of FWIA since 1999. He is also FWIA's lead sector specialist in mortgage-backed and asset-backed securities. Mr. Weston is a graduate of the University of Utah with a BS in Finance and the University of Cincinnati with an MBA in Finance. He has investment experience dating back to 1992. Mr. Miller has been a Portfolio Manager at FWIA since 2001 with an emphasis on mortgage-backed and asset-backed securities. Mr. Miller graduated Magna Cum Laude from the University of Evansville with a BS in Mathematics. He has investment experience dating back to 1999.

The following table lists the name, address and principal occupation of the principal executive officer and each director or general partner of FWIA:

---------------------------------- ---------------------------------- ----------------------------------------
              Name                       Principal Occupation                         Address
---------------------------------- ---------------------------------- ----------------------------------------
Maribeth S. Rahe                   President and Director             303 Broadway, Suite 1200, Cincinnati,
                                                                      OH 45202
---------------------------------- ---------------------------------- ----------------------------------------
Nicholas P. Sargen                 Chief Investment Officer and       303 Broadway, Suite 1200, Cincinnati,
                                   Director                           OH 45202
---------------------------------- ---------------------------------- ----------------------------------------
John F. Barrett,                   Chairman and Director              303 Broadway, Suite 1200, Cincinnati,
                                                                      OH 45202
---------------------------------- ---------------------------------- ----------------------------------------
Brendan M. White                   Managing Director                  303 Broadway, Suite 1200, Cincinnati,
                                                                      OH 45202
---------------------------------- ---------------------------------- ----------------------------------------

---------------------------------- ---------------------------------- ----------------------------------------
James A. Markley                   Managing Director                  303 Broadway, Suite 1200, Cincinnati,
                                                                      OH 45202
---------------------------------- ---------------------------------- ----------------------------------------
Roger M. Lanham                    Managing Director                  303 Broadway, Suite 1200, Cincinnati,
                                                                      OH 45202
---------------------------------- ---------------------------------- ----------------------------------------
John J. O'Connor                   Managing Director                  303 Broadway, Suite 1200, Cincinnati,
                                                                      OH 45202
---------------------------------- ---------------------------------- ----------------------------------------
Timothy J. Policinksi              Managing Director                  303 Broadway, Suite 1200, Cincinnati,
                                                                      OH 45202
---------------------------------- ---------------------------------- ----------------------------------------
Donald J. Wuebbling                Director                           303 Broadway, Suite 1200, Cincinnati,
                                                                      OH 45202
---------------------------------- ---------------------------------- ----------------------------------------
Margaret C. Bell                   Managing Director                  303 Broadway, Suite 1200, Cincinnati,
                                                                      OH 45202
---------------------------------- ---------------------------------- ----------------------------------------
Robert L. Walker                   Director                           303 Broadway, Suite 1200, Cincinnati,
                                                                      OH 45202
---------------------------------- ---------------------------------- ----------------------------------------
Richard Jandrain III               Managing Director                  303 Broadway, Suite 1200, Cincinnati,
                                                                      OH 45202
---------------------------------- ---------------------------------- ----------------------------------------
Stephen A. Baker                   Managing Director                  303 Broadway, Suite 1200, Cincinnati,
                                                                      OH 45202
---------------------------------- ---------------------------------- ----------------------------------------
Christopher L. Baucom              Managing Director                  303 Broadway, Suite 1200, Cincinnati,
                                                                      OH 45202
---------------------------------- ---------------------------------- ----------------------------------------
Mark A. Frietch                    Managing Director                  303 Broadway, Suite 1200, Cincinnati,
                                                                      OH 45202
---------------------------------- ---------------------------------- ----------------------------------------

BOARD CONSIDERATION IN APPROVING THE NEW AGREEMENT

In conjunction with its approval of the Interim Agreement and the New Agreement, the Board considered the current marketplace for ultra short duration funds. The Advisor concluded that investors generally expect ultra short funds to provide principal preservation and a competitive yield. The Advisor expects increased demand for ultra short funds that invest primarily in government securities, such as the Fund. The Advisor also expects that investors will pay particularly close attention to the stability of the net asset value of ultra short funds. In light of the Advisor's research and recommendation, the Board concluded that the Fund's focus on capital preservation and reasonable price stability are favorable attributes, and FWIA's conservative investment approach is appropriately suited to provide principal preservation and a stable net asset value for the Fund.

In determining whether to approve the New Agreement, the Board considered information provided by FWIA and the Advisor. The information provided to the Board included: (1) services to be performed for the Fund, (2) the size and qualifications of the FWIA's portfolio management staff, (3) how the Fund will be managed, including a general description of the proposed investment decision-making process, sources of information and investment strategies, (4) investment performance information for similarly managed accounts, (5) industry data comparing advisory fees and expense ratios of comparable investment companies, (6) brokerage selection procedures, (7) the procedures for allocating investment opportunities between the Fund and other clients and (8) FWIA's internal program for ensuring compliance with the Fund's investment objectives, policies and practices (including codes of ethics), federal securities laws and other regulatory requirements. The Board also considered the potential conflict of interest of the Advisor in recommending the engagement of an affiliated sub-advisor.

Prior to voting, the Independent Trustees reviewed the New Agreement with management and with independent legal counsel and received advice from such counsel discussing the legal standards for their consideration of the New Agreement. The Independent Trustees also reviewed the New Agreement in executive session with counsel at which time no representatives of management were present.

As previously discussed, the Board unanimously determined that the proposal to approve the New Agreement would be in the best interests of the Fund. In determining whether to approve the New Agreement and to recommend its approval to shareholders, the Board considered, with the assistance of independent legal counsel, the following factors, in addition to all other information it deemed relevant, and drew the following conclusions:

(i) The Board is very familiar with FWIA and its staff since FWIA also sub-advises the following Touchstone funds: TST Diversified Small Cap Growth Fund, TINT Core Bond Fund, TVST Core Bond Fund, TINT High Yield Fund, TVST High Yield Fund, TTFT Ohio Tax-Free Bond Fund, and all six of Touchstone's money market funds and concluded that the nature, extent and quality of the services to be provided by FWIA will be consistent with industry norms and that the Fund should benefit from adding FWIA as a sub-advisor;

(ii) FWIA's conservative investment style is a strong match for the Fund's emphasis on capital preservation;

(iii) FWIA's familiarity with the portfolio of the Fund and its mortgage-backed securities expertise will allow FWIA to manage the effective duration of the Fund and position the portfolio in accordance with the Fund's principal investment strategies and the best interests of shareholders;

(iv) the Board reviewed the investment performance of a representative account that FWIA manages, which has the same investment strategy as the Fund and concluded that the performance was reasonable;

(v) the fees proposed to be paid by the Advisor to FWIA for its services to the Fund pursuant to the terms of the New Agreement are identical to the fees which the Board had previously approved to be paid by the Advisor to Chartwell for its services to the Fund, and the Board's conclusion that the fees were reasonable in light of the services to be provided;

(vi) the Board did not consider the costs of services provided by FWIA or the profitability to FWIA from its relationship with the Fund because it did not view these factors as relevant given that the sub-advisory fee is paid by the Advisor; and

(vii) the current and historic asset levels of the Fund and the Board's conclusion that asset levels were not of a sufficient magnitude as to represent a likelihood of economies of scale being realized in the near-term by FWIA, and, thus, did not deem it necessary to make a determination as to whether the sub-advisory fees proposed to be paid to FWIA made accommodations for such economies of scale.

In drawing its conclusions with regard to the above factors and determining not only to unanimously approve the New Agreement, but also to recommend that Shareholders approve the New Agreement, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

                             QUORUM & REQUIRED VOTE

For the Trust, except when a larger quorum is required by applicable law (as it is in the case of the proposal as further discussed in the following paragraph), the By-Laws or the Trust's Declaration of Trust, 40% of the shares entitled to vote constitute a quorum at a shareholder's meeting. When any one or more series (or classes) is to vote as a single class separate from any other shares, 40% of the shares of each such series (or classes) entitled to vote constitute a quorum at a shareholder meeting of that series. Any shareholder meeting may be adjourned by a majority of the votes cast upon the question of adjourning a meeting to another date and time whether or not a quorum is present.

Approval of the New Agreement will require the affirmative "vote of a majority of the outstanding voting securities" of the Fund as defined by the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if the owners of more than 50% of the shares then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. If sufficient votes to approve the New Agreement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will have the effect of being counted as votes against the proposal of the New Agreement, which must be approved in the manner discussed in the preceding paragraph.

                             ADDITIONAL INFORMATION

SHARES OUTSTANDING

At the close of business on the Record Date, the number of outstanding shares of beneficial interest for the Fund was 13,599,734.76.

SHARE OWNERSHIP INFORMATION

As of the Record Date, the following table lists those shareholders who beneficially owned 5% or more of the outstanding shares of the Fund.

---------------------------------- --------------------- -----------------------
            Name and Address         Number of Shares        Percent of Fund
---------------------------------- --------------------- -----------------------
Charles Schwab Co.                 11,064,716.15         81.36%
101 Montgomery Street
San Francisco, CA 94104
---------------------------------- --------------------- -----------------------

As of the Record Date, the Trustees and Officers of the Trust as a group owned of record and beneficially none of the outstanding shares of the Fund.

INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS

Touchstone Advisors, Inc., (the "Advisor") located at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, serves as the investment advisor to the Trust.

Touchstone Securities, Inc. (the "Underwriter") serves as the principal underwriter of the shares of the Trust. The address of the Underwriter is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

The Advisor serves as the administrator for the Trust.

Both the Advisor and the Underwriter are wholly owned subsidiaries of IFS Financial Services, Inc., which is a wholly owned subsidiary of Western-Southern Life Assurance Company ("WSLAC"). WSLAC is a wholly owned subsidiary of The Western and Southern Life Insurance Company, a stock life insurance company organized under the laws of the State of Ohio on February 23, 1888 ("WSLIC"). FWIA is a wholly owned subsidiary of WSLIC. WSLIC is wholly owned by an Ohio-domiciled intermediate holding company, Western-Southern Financial Group, Inc. ("WSFG"). WSFG is wholly owned by an Ohio-domiciled mutual insurance holding company, Western-Southern Mutual Holding Company ("WSMH"). WSLAC is in the business of issuing insurance and annuity contracts. The address of WSLAC, WSLIC, WSFG and WSMH is 400 Broadway, Cincinnati, Ohio 45202.

The following officers of the Trust hold positions with the Advisor, the Underwriter and FWIA:

------------------------------- ------------------- ------------------- --------------------- ---------------------
             Name               Position with the   Position with the    Position with the     Position with FWIA
                                      Trust              Advisor            Underwriter
------------------------------- ------------------- ------------------- --------------------- ---------------------
Jill T. McGruder                President           Director            Director              None
------------------------------- ------------------- ------------------- --------------------- ---------------------
Gene L. Needles                 Vice President      President           President             None
------------------------------- ------------------- ------------------- --------------------- ---------------------
Terrie A. Wiedenheft            Treasurer &         Senior Vice         Senior Vice           Senior Vice
                                Controller          President & Chief   President & Chief     President & Chief
                                                    Financial Officer   Financial Officer     Financial Officer
------------------------------- ------------------- ------------------- --------------------- ---------------------
Brian E. Hirsch                 Vice President &    Vice President &    None                  None
                                Chief Compliance    Chief Compliance
                                Officer             Officer
------------------------------- ------------------- ------------------- --------------------- ---------------------

As administrator to the Fund, the Advisor received $323,591 in administration fees for the fiscal year ended September 30, 2008. The underwriter of the Fund received $0 in underwriting fees for the fiscal year ended September 30, 2008. After the New Agreement is approved, the Advisor will continue to provide administrative services to the Fund and the underwriter will continue to provide underwriting services to the Fund.

PORTFOLIO TRANSACTIONS

There were no affiliated brokerage transactions for the Fund's most recently completed fiscal year end.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust is not generally required to hold annual or special meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement. Proposals received by the Trust in a reasonable period of time prior to that meeting will be included in the proxy statement.

                                 OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. If other business should properly come before the meeting, the proxy holders will vote thereon in their discretion.

PLEASE COMPLETE THE ENLOSED PROXY CARD(S) AND RETURN THE CARD(S) PROMPTLY IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.

By order of the Board of Trustees

/s/ Jay S. Fitton

Jay S. Fitton
Secretary

                                                                      APPENDIX A

                             SUB-ADVISORY AGREEMENT

                TOUCHSTONE ULTRA SHORT DURATION FIXED INCOME FUND
                          TOUCHSTONE FUNDS GROUP TRUST

         This SUB-ADVISORY AGREEMENT is made as of February 27, 2009, by and between TOUCHSTONE ADVISORS, INC., an Ohio corporation (the "Advisor"), and FORT WASHINGTON INVESTMENT ADVISORS, INC., an Ohio corporation (the "Sub-Advisor").

         WHEREAS, the Advisor is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and has been retained by Touchstone Funds Group Trust (the "Trust"), a Delaware business trust organized pursuant to an Agreement and Declaration of Trust dated October 25, 1993 (as amended) and registered as an open-end diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"), to provide investment advisory services with respect to certain assets of the Touchstone Ultra Short Duration Fixed Income Fund (the "Fund"); and

         WHEREAS, the Sub-Advisor also is an investment advisor registered under the Investment Advisers Act of 1940, as amended; and

         WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish it with portfolio management services in connection with the Advisor's investment advisory activities on behalf of the Fund, and the Sub-Advisor is willing to furnish such services to the Advisor and the Fund;

         NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

         1. EMPLOYMENT OF THE SUB-ADVISOR. In accordance with and subject to the Investment Advisory Agreement between the Trust and the Advisor, attached hereto as Exhibit A (the "Advisory Agreement"), the Advisor hereby appoints the Sub-Advisor to manage the investment and reinvestment of that portion of the assets of the Fund allocated to it by the Advisor (the "Fund Assets"), in conformity with the Fund's currently effective Registration Statement, prospectus and Statement of Additional Information and subject to the control and direction of the Advisor and the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Sub-Advisor hereby accepts such employment and agrees during such period to render the services and to perform the duties called for by this Agreement for the compensation herein provided. The Sub-Advisor shall at all times maintain its registration as an investment advisor under the Investment Advisers Act of 1940 (the "Advisers Act") and shall otherwise comply in all material respects with all applicable laws and regulations, both state and federal. The Sub-Advisor shall for all purposes herein be deemed an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust or the Fund.

         2. DUTIES OF THE SUB-ADVISOR. The Sub-Advisor will provide the following services and undertake the following duties:

                  a. The Sub-Advisor will manage the investment and reinvestment of the Fund Assets, subject to and in accordance with the investment objectives, policies and restrictions of the Fund and in conformity with the Fund's currently effective Registration Statement, prospectus and Statement of Additional Information and any directions which the Advisor or the Trust's Board of Trustees may give from time to time with respect to the Fund. In furtherance of the foregoing, the Sub-Advisor will make all determinations with respect to the investment of the Fund Assets and the purchase and sale of portfolio securities and shall take such steps as may be necessary or advisable to implement the same. The Sub-Advisor also will determine the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities will be exercised. The Sub-Advisor will render regular reports to the Trust's Board of Trustees and to the Advisor (or such other advisor or advisors as the Advisor shall engage to assist it in the evaluation of the performance and activities of the Sub-Advisor). Such reports shall be made in such form and manner and with respect to such matters regarding the Fund and the Sub-Advisor as the Trust or the Advisor shall from time to time request; provided, however, that in the absence of extraordinary circumstances, the individual primarily responsible for management of Fund Assets for the Sub-Advisor will not be required to attend in person more than one meeting per year with the trustees of the Trust.

                  b. The Sub-Advisor shall immediately notify the Advisor if the Sub-Advisor reasonably believes that the value of any security held by the Fund may not reflect fair value. The Sub-Advisor agrees to provide any pricing information of which the Sub-Advisor is aware to the Advisor and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund's valuation procedures for the purpose of calculating the Fund's net asset value in accordance with procedures and methods established by the Board.

                  c.       Regulatory Compliance.

                           (i) The Sub-Advisor agrees to comply with the requirements of the 1940 Act, the Advisers Act, the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. In selecting the Fund's portfolio securities and performing the Sub-Adviser's obligations hereunder, the Sub-Advisor shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Sub-Advisor shall maintain compliance procedures that it reasonably believes are adequate to ensure the compliance with the foregoing. No supervisory activity undertaken by the Advisor shall limit the Sub-Advisor's full responsibility for any of the foregoing.

                           (ii) The Sub-Advisor has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Advisor and the Fund. The Sub-Advisor shall ensure that its Access Persons (as defined in the Sub-Advisor's Code of Ethics) comply in all material respects with the Sub-Advisor's Code of Ethics, as in effect from time to time. Upon request, the Sub-Advisor shall provide the Fund with (i) a copy of the Sub-Advisor's current Code of Ethics, as in effect from time to time, and (ii) a certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Advisor's Code of Ethics. No less frequently than annually, the Sub-Advisor shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Sub-Advisor's Code of Ethics to the Fund and the Advisor. The Sub-Advisor shall respond to requests for information from the Advisor as to violations of the Code by Access Persons and the sanctions imposed by the Sub-Advisor. The Sub-Advisor shall immediately notify the Advisor of any material violation of the Code, whether or not such violation relates to a security held by any Fund.

                           (iii) The Sub-Advisor shall notify the Trust's Chief Compliance Officer and Advisor immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund's or the Adviser's policies, guidelines or procedures. In addition, the Sub-Advisor shall provide a quarterly report regarding each Fund's compliance with its investment objectives and policies and applicable law, including, but not limited to the 1940 Act, the Code, and the Fund's and the Advisor's policies, guidelines or procedures as applicable to the Sub-Advisor's obligations under this Agreement. The Sub-Advisor acknowledges and agrees that the Advisor may, in its discretion, provide such quarterly compliance certifications to the Board. The Sub-Advisor agrees to correct any such failure promptly and to take any action that the Board and/or the Advisor may reasonably request in connection with any such breach. The Sub-Advisor shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Sub-Advisor will promptly notify the Trust in the event (i) the Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Sub-Advisor with the federal or state securities laws or (ii) the controlling stockholder of the Sub-Advisor changes or an actual change in control resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

                           (iv) The Sub-Advisor shall maintain separate books and detailed records of all matters pertaining to the Fund's assets advised by the Sub-Advisor required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Advisor, custodian or transfer agent appointed by the Fund) relating to its responsibilities provided hereunder with respect to the Fund, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records" ). The Fund Books and Records shall be available to the Advisor and the Board at any time upon request shall be delivered to the Trust upon the termination of this Agreement and shall be available for telecopying without delay during any day the Fund is open for business.

                  d. The Sub-Advisor shall provide support to the Advisor with respect to the marketing of the Fund, including but not limited to: (i) permission to use the Sub-Advisor's name as provided in Section 5, (ii) permission to use the past performance and investment history of the Sub-Advisor with respect to a composite of other funds managed by the Sub-Advisor that are comparable, in investment objective and composition, to the Fund, (iii) access to the individual(s) responsible for day-to-day management of the Fund for marketing conferences, teleconferences and other activities involving the promotion of the Fund, subject to the reasonable request of the Advisor, (iv) permission to use biographical and historical data of the Sub-Advisor and individual manager(s), and (v) permission to use the names of those clients pre-approved by the Sub-Advisor to which the Sub-Advisor provides investment management services, subject to receipt of the consent of such clients to the use of their names.

                  e. The Sub-Advisor will, in the name of the Fund, place orders for the execution of all portfolio transactions in accordance with the policies with respect thereto set forth in the Trust's registration statements under the 1940 Act and the Securities Act of 1933, as such registration statements may be in effect from time to time. When placing orders with brokers and dealers, the Sub-Advisor's primary objective shall be to obtain the most favorable price and execution available for the Fund, and in placing such orders the Sub-Advisor may consider a number of factors, including, without limitation, the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking most favorable price and execution and compliance with Rule 12b-1(h) under the 1940 Act, the Sub-Advisor may select brokers and dealers to execute portfolio transactions of the Fund that promote or sell shares of the Fund. The Sub-Advisor is specifically authorized, to the extent authorized by law (including, without limitation, Section 28(e) of the 1934 Act,) to pay a broker or dealer who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor's overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonable benefit from such research services. The Sub-Advisor will present a written report to the Board of Trustees of the Trust, at least quarterly, indicating total brokerage expenses, actual or imputed, as well as the services obtained in consideration for such expenses, broken down by broker-dealer and containing such information as the Board of Trustees reasonably shall request.

                  f. The Sub-Adviser shall maintain errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Sub-Advisor shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

                  g. In the event of any reorganization or other change in the Sub-Advisor, its investment principals, supervisors or members of its investment (or comparable) committee, the Sub-Advisor shall give the Advisor and the Trust's Board of Trustees written notice of such reorganization or change within a reasonable time (but not later than 30 days) after such reorganization or change.

                  h. The Sub-Advisor will bear its expenses of providing services to the Fund pursuant to this Agreement except such expenses as are expressly undertaken by the Advisor or the Trust.

         3. COMPENSATION OF THE SUB-ADVISOR.

                  a. As compensation for the services to be rendered and duties undertaken hereunder by the Sub-Advisor, the Advisor will pay to the Sub-Advisor a monthly fee equal on an annual basis to 0.125% of average daily net assets of the Fund without regard to any total expense limitation of the Trust or the Advisor. Such fee shall be computed and accrued daily. If the Sub-Advisor serves in such capacity for less than the whole of any period specified in this Section 3a, the compensation to the Sub-Advisor shall be prorated. For purposes of calculating the Sub-Advisor's fee, the daily value of the Fund Assets shall be computed by the same method as the Trust uses to compute the net asset value of the Fund for purposes of purchases and redemptions of shares thereof.

                  b. The Sub-Advisor reserves the right to waive all or a part of its fees hereunder.

         4. ACTIVITIES OF THE SUB-ADVISOR. It is understood that the Sub-Advisor may perform investment advisory services for various other clients, including other investment companies. The Trust and the Advisor further acknowledge that the Sub-Advisor may form or serve as an investment advisor or sub-advisor to future funds, which have the same, similar, or overlapping investment objectives. Provided, however that the Sub-Advisor represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Sub-Advisor with respect to its selection of securities for the Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund in a manner consistent with Sub-Advisor's fiduciary duty.

         The Sub-Advisor will report to the Board of Trustees of the Trust (at regular quarterly meetings and at such other times as such Board of Trustees reasonably shall request, subject to the limitation on personal attendance at such meetings set forth in Section 2a) (i) the financial condition and prospects of the Sub-Advisor, (ii) the nature and amount of transactions affecting the Fund that involve the Sub-Advisor and affiliates of the Sub-Advisor, (iii) information regarding any potential conflicts of interest arising by reason of its continuing provision of advisory services to the Fund and to its other accounts, and (iv) such other information as the Board of Trustees shall reasonably request regarding the Fund, the Fund's performance, the services provided by the Sub-Advisor and affiliates of the Sub-Advisor to the Fund as compared to its other accounts and the plans of, and the capability of, the Sub-Advisor with respect to providing future services to the Fund and its other accounts. The Sub-Advisor agrees to submit to the Trust a statement defining its policies with respect to the allocation of business among the Fund and its other clients.

         The Sub-Advisor has supplied to the Advisor and the Trust copies of its Form ADV with all exhibits and attachments thereto (including the Sub-Advisor's statement of financial condition) and will hereafter supply to the Advisor, promptly upon the preparation thereof, copies of all amendments or restatements of such document.

         5. USE OF NAMES. Neither the Advisor nor the Trust shall use the name of the Sub-Advisor in any prospectus, sales literature or other material relating to the Advisor or the Trust in any manner not approved in advance by the Sub-Advisor; provided, however, that the Sub-Advisor will approve all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld. The Sub-Advisor shall not use the name of the Advisor or the Trust in any material relating to the Sub-Advisor in any manner not approved in advance by the Advisor or the Trust, as the case may be; provided, however, that the Advisor and the Trust shall each approve all uses of their respective names which merely refer in accurate terms to the appointment of the Sub-Advisor hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

         6. LIABILITY OF THE SUB-ADVISOR. The Sub-Advisor shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in
Section 15 of the 1933 Act) (collectively, the "Sub-Advisor Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of:
(a) the Sub-Advisor being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' Registration Statement or any written guidelines or instruction provided in writing by the Board, or (b) the Sub-Advisor's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement. As used in this Section 6, the term "Sub-Advisor" shall include the Sub-Advisor and/or any of its affiliates and the directors, officers and employees of the Sub-Advisor and/or any of its affiliates.

         7. LIMITATION OF TRUST'S LIABILITY. The Sub-Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Declaration of Trust. The Sub-Advisor agrees that (i) the Trust's obligations to the Sub-Advisor under this Agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the Fund Assets and
(ii) the Sub-Advisor shall not seek satisfaction of any such obligation from the holders of shares of the Fund, other than the Advisor, nor from any Trustee, officer, employee or agent of the Trust.

         8. FORCE MAJEURE. The Sub-Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Sub-Advisor shall take all reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

         9. RENEWAL, TERMINATION AND AMENDMENT.

                  a. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, until February 27, 2011; and it shall continue thereafter provided that such continuance is specifically approved by the parties and, in addition, at least annually by (i) the vote of the holders of a majority of the outstanding voting securities (as herein defined) of the Fund or by vote of a majority of the Trust's Board of Trustees and (ii) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of either the Advisor or the Sub-Advisor, cast in person at a meeting called for the purpose of voting on such approval.


                  b. This Agreement may be terminated at any time, without payment of any penalty, (i) by the Advisor upon not more than sixty
         (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Advisor; (ii) by the Sub-Advisor upon not less than sixty (60) days' written notice delivered or mailed by registered mail, postage prepaid, to the Advisor; or (iii) by the Trust upon either (y) the majority vote of its Board or (z) the affirmative vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically in the event of its assignment.

                  c. This Agreement may be amended at any time by the parties hereto, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.

                  d. The terms "assignment," "interested persons" and "majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

         10. SEVERABILITY. If any provision of this Agreement shall become or shall be found to be invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

        11. NOTICE. Any notices under this Agreement shall be in writing addressed and delivered personally (or by telecopy) or mailed postage-paid, to the other party at such address as such other party may designate in accordance with this paragraph for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor for this purpose shall be 303 Broadway, Suite 1100, Cincinnati, Ohio 45202 and that the address of the Sub-Advisor shall be 303 Broadway, Suite 1200, Cincinnati, Ohio 45202.

         12. MISCELLANEOUS. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio and the Sub-Advisor consents to the jurisdiction of courts, both state or federal, in Ohio, with respect to any dispute under this Agreement. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                   THIS PAGE HAS BEEN LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.



                                            TOUCHSTONE ADVISORS, INC.
Attest:

                                            By:
--------------------------------------             -----------------------------
                                                   Gene Needles
Name:                                              President
     ---------------------------------

Title:
      --------------------------------


                                            FORT WASHINGTON INVESTMENT
                                            ADVISORS, INC.

Attest:

                                            By:
--------------------------------------             -----------------------------

Name:                                       Name:
     ---------------------------------             -----------------------------

Title:                                      Title:
      --------------------------------             -----------------------------

             PROXY TABULATOR
             P.O. BOX 9112
             FARMINGDALE, NY 11735

EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR VOTING INSTRUCTIONS TODAY!

Your Proxy Vote is important! Now you can Vote your Proxy on the PHONE or on the INTERNET. Just follow these simple steps:

TO  VOTE  BY  INTERNET

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website WWW.PROXYVOTE.COM

3) Follow the instructions provided on the website.

TO  VOTE  BY  TELEPHONE

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

TO  VOTE  BY  MAIL

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

                                           ------------------
                                       ->  999 999 999 999 99
                                           ------------------


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

                 THIS CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
                TOUCHSTONE ULTRA SHORT DURATION FIXED INCOME FUND


                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                          VOTE THIS PROXY CARD TODAY!


THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

                                                        FOR   AGAINST   ABSTAIN


1. To approve a new investment sub-advisory agreement   [_]     [_]       [_]

Note: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.


         PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE


---------------------------------------       ----------------------------------

---------------------------------------       ----------------------------------
Signature [PLEASE SIGN WITHIN BOX] Date       Signature  (Joint  Owners)   Date

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROXY                                                                      PROXY


                          TOUCHSTONE FUNDS GROUP TRUST
                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                FEBRUARY 20, 2009


The undersigned shareholder(s) of the Touchstone Ultra Short Duration Fixed Income Fund (the "Fund") of the Touchstone Funds Group Trust (the "Trust") hereby appoints Jay Fitton and Frank Newbauer, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Fund to be held on February 20, 2009, at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, at 10:00 a.m. local time, and at any adjournment thereof as indicated on the reverse side. In its discretion, the Fund is authorized to vote upon such other matters as may properly come before the meeting.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT, AS APPLICABLE, IS HEREBY ACKNOWLEDGED. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

       IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING